UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2020

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Restricted Stock Units

As disclosed on August 10, 2020, Verastem, Inc. (the “Company”) entered into an Asset Purchase Agreement with Secura Bio, Inc. pursuant to which the Company will divest its rights, title and interest in and to COPIKTRA (duvelisib) (“COPIKTRA”). The Company’s sale of COPIKTRA follows the Company’s previously announced strategic direction to focus on maximizing the broad potential of its RAF/MEK inhibitor (VS-6766) and FAK inhibitor (defactinib) program in KRAS mutant (KRASmt) solid tumors.

As part of this repositioning of the Company’s strategic direction, on August 11, 2020 the Company’s Board of Directors authorized incentive awards to the Company’s employees, including the following equity awards to executive officers of the Company: (i) 419,581 restricted stock units (“RSUs”) to Brian M. Stuglik, Chief Executive Officer, (ii) 321,679 RSUs to Daniel Paterson, President and Chief Operating Officer, and (iii) 290,210 RSUs to Robert Gagnon, Chief Business and Financial Officer. Each of the RSUs granted to the Company’s executive officers were granted effective as of August 11, 2020 and made pursuant to the Company’s Amended and Restated 2012 Incentive Plan (the “Incentive Plan”). Each RSU represents the right to receive one share of common stock upon vesting of the RSU. The RSUs that were granted to the Company’s executive officers vest as to 50% on December 31, 2020 and the remaining 50% on the first anniversary of the date of grant.

The foregoing summary of the RSUs is not a complete description of all of the terms and conditions of the awards and is qualified in its entirety by reference to the full text of the Form of Restricted Stock Unit Agreement under the Incentive Plan, which is incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on May 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verastem, Inc.

Dated: August 13, 2020	By:	/s/ Brian M. Stuglik
Brian M. Stuglik
Chief Executive Officer